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                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) May 3, 1995
                                                      -----------
                                 CHEMPOWER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
                                      ----
                            (State of Incorporation)

        0-17575                                                  34-1481970
        -------                                                  ----------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

     807 EAST TURKEYFOOT LAKE ROAD, AKRON, OHIO                  44319
     ------------------------------------------                  -----
     (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: (216) 896-4202
                                                            ---------------
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ITEM 2.  ACQUISITION OF ASSETS.

         On May 3, 1995, Chempower, Inc., an Ohio corporation (the "Registrant") through its wholly-owned subsidiaries, Southwick Corp., an Ohio Corporation, and Brookfield Corp., an Ohio corporation (collectively, "Buyers"), purchased all of the issued and outstanding partnership units ("Units"), representing all of the partnership interests of Controlled Power Limited Partnship, an Illinois limited partnership ("CPC"). CPC is in the business of designing, manufacturing and selling electrical metalclad switchgear, power distribution systems, bus duct systems and replacement parts for mass transit authorities, utilities, and chemical and other industrial facilities throughout the country. The purchase was effected pursuant to a Partnership Unit Purchase and Sale Agreement (the "Purchase Agreement"), dated as of April 13, 1995. All of the outstanding Units were sold by Canton Power Corporation, an Illinois corporation, Henry Crown and Company (Not Incorporated), an Illinois limited partnership, and The Second Venture, an Illinois general partnership (collectively, "Sellers"). Through the purchase of the Units, the Buyers took control of CPC's inventory, accounts receivable, patents, real estate, plant and equipment. Pursuant to the terms of the Purchase Agreement, the Buyers made a cash payment of $4,900,000 to the Sellers at closing. The purchase price was paid from the cash reserves of the Buyers. The consideration paid by the Buyers in connection with the purchase was determined on the basis of (i) discussions between the management of the Registrant and representatives of the Sellers regarding the business and prospects of CPC. Contemporaneous with the closing of the purchase, the Buyers offered employment to all remaining employees of CPC as of the closing date. At the present time, it is the intention of the Buyers to continue the current business of CPC and to expand the business to offer sheet metal fabrication services.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired:

          It is impracticable at this time to provide the required financial statements. Registrant will file financial statements, as soon as practicable after they become available, but in no event later than 60 days from the date of this report.

     (b)  Pro Forma financial information:

          It is impracticable at this time to provide the pro forma financial statements to reflect the purchase transactions reflected in Item 2. Registrant will file the pro forma financial statements as soon as practicable after they become available, but in no event later than 60 days from the date of this report.

     (c)  Exhibits

          Number

          2.1 Partnership Unit Purchase and Sale Agreement by and among Canton Power Company, Henry Crown and Company (Not
               Incorporated), The Second Venture, Southwick Corp. and Brookfield Corp. dated as of April 13, 1995.

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   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEMPOWER, INC.
                                        (Registrant)

  Date May 4, 1995                     /s/ Robert E. Rohr
                                       --------------------------------
                                           Robert E. Rohr
                                      Vice President of Finance and
                                               Treasurer
                                    (on behalf of the Registrant and
                                     as Principal Financial Officer)

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                                  EXHIBIT INDEX

                                                                  Pagination By
                                                                    Sequential
Exhibit                       Exhibit                                Numbering
Number                     Description                                 System
- ------                     -----------                                 -------
 2.1      Partnership Unit Purchase and Sale Agreement by
          and among Canton Power Corporation and Henry
          Crown and Company (Not Incorporated) and The
          Second Venture ("Sellers") and Southwick Corp.
          and Brookfield Corp. ("Buyers") Dated as of
          April 13, 1995.